Hennessy Cornerstone Mid Cap 30 Fund
Schedule of Investments
January 31, 2021 (Unaudited)

	Number of		% of
	Shares	Value	Net Assets
COMMON STOCKS - 97.08%
Consumer Discretionary - 33.76%
Bed Bath & Beyond, Inc.	353,200	$12,478,556	3.38%
Big Lots, Inc.	193,700	11,560,016	3.13%
KB Home	252,700	10,522,428	2.85%
Lithia Motors, Inc., Class A	38,300	12,205,444	3.30%
LKQ Corp. (a)	324,600	11,390,214	3.08%
Mattel, Inc. (a)	815,600	14,778,672	4.00%
Meritage Homes Corp. (a)	92,800	7,448,128	2.02%
Sleep Number Corp. (a)	160,100	17,249,174	4.67%
Vista Outdoor, Inc. (a)	497,800	14,520,826	3.93%
Williams-Sonoma, Inc.	97,300	12,543,916	3.40%
		124,697,374	33.76%
Consumer Staples - 8.61%
BJ’s Wholesale Club Holdings, Inc. (a)	250,100	10,521,707	2.85%
Casey’s General Stores, Inc.	56,200	10,536,376	2.85%
Grocery Outlet Holding Corp. (a)	252,000	10,757,880	2.91%
		31,815,963	8.61%
Energy - 4.47%
Renewable Energy Group, Inc. (a)	184,400	16,522,240	4.47%

Financials - 6.87%
Jefferies Financial Group, Inc.	515,400	12,034,590	3.26%
LPL Financial Holdings, Inc.	123,200	13,347,488	3.61%
		25,382,078	6.87%
Health Care - 7.53%
Allscripts Healthcare Solutions, Inc. (a)	971,000	16,021,500	4.34%
Owens & Minor, Inc.	405,700	11,797,756	3.19%
		27,819,256	7.53%
Industrials - 17.61%
Colfax Corp. (a)	326,500	12,119,680	3.28%
Maxar Technologies, Inc.	328,600	13,758,482	3.73%
Quanta Services, Inc.	165,100	11,634,597	3.15%
The Timken Co.	171,900	13,005,954	3.52%
Valmont Industries, Inc.	75,203	14,508,163	3.93%
		65,026,876	17.61%
Information Technology - 6.72%
Arrow Electronics, Inc. (a)	122,000	11,910,860	3.22%
Concentrix Corp. (a)	68,300	7,302,636	1.98%
SYNNEX Corp.	68,600	5,599,132	1.52%
		24,812,628	6.72%
Materials - 11.51%
Avient Corp.	321,800	12,366,774	3.35%
Berry Plastics Group, Inc. (a)	206,100	10,175,157	2.75%
Commercial Metals Co.	483,900	9,527,991	2.58%
Sealed Air Corp.	246,900	10,436,463	2.83%
		42,506,385	11.51%
Total Common Stocks (Cost $277,774,165)		358,582,800	97.08%

SHORT-TERM INVESTMENTS - 1.15%
Money Market Funds - 1.15%
First American Government Obligations Fund, Institutional Class, 0.04% (b)	4,245,306	4,245,306	1.15%
Total Short-Term Investments (Cost $4,245,306)		4,245,306	1.15%

Total Investments (Cost $282,019,471) - 98.23%		362,828,106	98.23%
Other Assets in Excess of Liabilities - 1.77%		6,545,866	1.77%
TOTAL NET ASSETS - 100.00%		$369,373,972	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income-producing security.
(b)	The rate listed is the fund’s seven-day yield as of January 31, 2021.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

Summary of Fair Value Exposure as of January 31, 2021
The Fund follows its valuation policies and procedures in determining its net asset value and the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 – Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market price on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy, depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee, comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor. The function of the Valuation and Liquidity Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of January 31, 2021, are as follows:

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$124,697,374	$–	$–	$124,697,374
Consumer Staples	31,815,963	–	–	31,815,963
Energy	16,522,240	–	–	16,522,240
Financials	25,382,078	–	–	25,382,078
Health Care	27,819,256	–	–	27,819,256
Industrials	65,026,876	–	–	65,026,876
Information Technology	24,812,628	–	–	24,812,628
Materials	42,506,385	–	–	42,506,385
Total Common Stocks	$358,582,800	$–	$–	$358,582,800

Short-Term Investments
Money Market Funds	$4,245,306	$–	$–	$4,245,306
Total Short-Term Investments	$4,245,306	$–	$–	$4,245,306

Total Investments	$362,828,106	$–	$–	$362,828,106